AMENDMENT NO. 1 TO PURCHASE AGREEMENT AMENDMENT NO. 1 TO PURCHASE AGREEMENT, dated as of August 6, 2021 (this “Amendment”), among AQUESTIVE THERAPEUTICS, INC., a Delaware corporation (the “Company”) and the Purchasers signatory hereto. W I T N E S S E T H: WHEREAS, on November 3, 2020, the Company entered into the Purchase Agreement, (the “Existing Purchase Agreement”) with the Purchasers listed on Schedule 1 thereto (the “Purchasers”); and WHEREAS, the Company has requested that the Purchasers amend the Existing Purchase Agreement and the Purchasers agree, subject to the terms and conditions set forth herein, to so amend the Existing Purchase Agreement, as more specifically set forth herein (the Existing Purchase Agreement, as amended by this Amendment, and as the same may be amended, restated, modified and/or supplemented from time to time being referred to as the “Purchase Agreement”); NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows. ARTICLE 1. AMENDMENTS. Effective as of the date hereof, the Existing Purchase Agreement shall be amended in the manner set forth below. (a) Section 3.3. Sections 3.3(a), 3.3(e) and 3.3(f) of the Existing Purchase Agreement are hereby amended to replace each reference to “December 31, 2021” to “June 30, 2022”. ARTICLE 2. MISCELLANEOUS. 2.1 Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes. 2.2 Ratification. Except as set forth in Article 1, no amendment is intended hereby. The Existing Purchase Agreement, as amended by this Amendment, and the other agreements, documents and instruments delivered in connection with the Existing Purchase Agreement (and/or in connection with this Amendment) are, and shall continue to be, in full force and effect, and each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Purchase Agreement, as amended by this Amendment, and each of the other agreements, documents and instruments delivered in connection with the Existing Purchase Agreement (and/or in connection with this Amendment).

2.3 WAIVER OF JURY TRIAL. WITHOUT LIMITING IN ANY WAY SECTION 12.1 OF THE PURCHASE AGREEMENT, EACH PURCHASER AND THE ISSUER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AMENDMENT. 2.4 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. The parties hereto hereby submit to the non-exclusive jurisdiction of the U.S. federal and state courts of competent jurisdiction in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Purchase Agreement or the transactions contemplated hereby. 2.5 References. From and after the effective date of this Amendment, each reference in the Purchase Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Purchase Agreement in any and all agreements, instruments, certificates and other documents relating to the Purchase Agreement, shall be deemed to mean the Purchase Agreement as modified and amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof. [Signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective, duly authorized officers as of the date first above written. AQUESTIVE THERAPEUTICS, INC. By: /s/ Keith Kendall Name: Keith Kendall Title: Chief Executive Officer [Signature Page to Amendment No. 1]

MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP By: MADRYN HEALTH ADVISORS, LP, its General Partner By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner By: /s/ Avinash Amin ________________________ Name: Avinash Amin Title: Member [Signature Page to Amendment No. 1]

MADRYN HEALTH PARTNERS, LP By: MADRYN HEALTH ADVISORS, LP, its General Partner By: MADRYN HEALTH ADVISORS GP, LLC, its General Partner By: /s/ Avinash Amin ________________________ Name: Avinash Amin Title: Member [Signature Page to Amendment No. 1]

Morgan Stanley & Co. LLC NAME OF PURCHASER By: /s/ Brian McGowan ______________________ Name: Brian McGowan Title: Managing Director

FFI FUND LTD. NAME OF PURCHASER By: /s/ John N. Spinney, Jr. Name: John N. Spinney, Jr. Title: Authorized Signatory [Signature Page to Amendment No. 1]

FYI LTD. NAME OF PURCHASER By: /s/ John N. Spinney, Jr. Name: John N. Spinney, Jr. Title: Authorized Signatory [Signature Page to Amendment No. 1]

OLIFANT FUND, LTD. NAME OF PURCHASER By: /s/ John N. Spinney, Jr. Name: John N. Spinney, Jr. Title: Authorized Signatory [Signature Page to Amendment No. 1]